UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________________________________________________________________

FORM  8-K
                     CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 10, 2024

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)
(313) 274-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

As described in Item 5.07 of this Current Report on Form 8-K, at the 2024 Annual Meeting of Stockholders of Masco Corporation (the “Company”) held on May 10, 2024 (the “Annual Meeting”), the stockholders approved the 2024 Long Term Stock Incentive Plan (the “2024 Plan”). The 2024 Plan authorizes for issuance pursuant to awards under the 2024 Plan, an aggregate of up to 7,450,000 million shares of Company common stock, all of which were rolled over from the remaining share pool of the 2014 Long Term Stock Incentive Plan (the “2014 Plan”). The 2024 Plan had been previously approved by the Board of Directors, subject to stockholder approval.

The 2024 Plan replaces the 2014 Plan and, accordingly, no further awards will be granted under the 2014 Plan, and any awards granted under the 2014 Plan prior to the date of the Annual Meeting will remain outstanding under such plan and will continue to vest and or become exercisable in accordance with their original terms and conditions.

The material terms of the 2024 Plan are described in “Proposal 4: Approval of Our Masco Corporation 2024 Long Term Stock Incentive Plan” on pages 65 through 72 of the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 1, 2024 (the “Proxy Statement”), and are incorporated herein by reference. That summary is qualified in its entirety by reference to the text of the 2024 Plan, which is filed as Exhibit 10 hereto and is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

A brief description of the proposals and the votes cast on each proposal at the Annual Meeting are set forth below. As of the record date, 220,573,864 shares of Company common stock were outstanding and entitled to vote.

Proposal 1: The election of three Class III directors to serve until the Annual Meeting in 2027.

	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark R. Alexander	177,829,126	15,515,048	155,068	9,804,172
Marie A. Ffolkes	146,050,354	47,292,242	156,646	9,804,172
John C. Plant	126,485,296	66,864,421	149,525	9,804,172

Proposal 2: A non-binding advisory vote to approve the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables, and the related material disclosed in the Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
175,567,534	17,719,655	212,053	9,804,172

Proposal 3: The ratification of the selection of PricewaterhouseCoopers LLP to act as independent auditors for the Company for 2024.

Votes For	Votes Against	Abstentions
187,732,727	15,460,446	110,241

Proposal 4: Approval of the 2024 Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
187,022,801	6,317,781	158,660	9,804,172

Proposal 5: A non-binding advisory vote to approve a stockholder proposal entitled “Simple Majority Vote.”

Votes For	Votes Against	Abstentions	Broker Non-Votes
182,580,159	2,565,832	8,353,053	9,804,370

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

10    Masco Corporation 2024 Long Term Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ Richard J. Westenberg
Name:	Richard J. Westenberg
Title:	Vice President, Chief Financial Officer and Treasurer

May 15, 2024